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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) June 17,1997

                  PALLET MANAGEMENT SYSTEMS, INC.
      (Exact name of registrant as specified in its charter)


________________________Florida______________________________
   (State or Other Jurisdiction of Incorporation)

    2-99212-A                             59-2197020
(Commission File Number)           (I.R.S. Employer Identification No.)


One S. Ocean Boulevard, Suite 305 Boca Raton, Florida 33432
 (Address of principal executive offices)           (Zip Code)

(561) 338-7763
(Registrant's telephone number, including area code)





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ITEM 4. Changes in Registrant's Certifying Accountant

         On June 12,1997, the Registrant notified Grant Thornton LLP, that it was changing auditors. The change in auditors was approved by Registrant's Board of Directors. The reason for the change of auditors at this time is that the Registrant desired to reduce it's auditing costs in order to conserve cash. The change is part of a general cost reduction program begun by the Registrant. There were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure. None of the events listed in paragraphs (A) through (D) of Item 304
(a) (1) (v) occurred.

         The new auditors engaged by the Registrant are Kaufman & Rossin & Co., 2699 S. Bayshore Drive, Miami, Florida 33 .

ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  1.       Copy of Letter from Grant Thornton LLP.



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                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    Pallet Management Systems, Inc.
                            (Registrant)



By:/s/ Zachary M. Richardson
   Zachary M. Richardson
   President


DATED: June 17, 1997
















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Item 7. Exhibit (c)



                                               GRANT THORNTON
                                                 Suite 2000
                                         200 East Broward Boulevard
                                        Ft. Lauderdale, FL 33301-1915





June 16, 1997


Securities and Exchange Commission
Washington, DC 20549


Re: Pallet Management Systems, Inc.
    File No. 2-99212-A


Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Pallet Management Systems, Inc., dated June 16, 1997, and agree with the statements contained therein.

Very truly yours,

GRANT THORNTON LLP



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